COLUMBIA FIXED INCOME SECURITIES FUND
                            COLUMBIA HIGH YIELD FUND
                      COLUMBIA NATIONAL MUNICIPAL BOND FUND
                          COLUMBIA SHORT TERM BOND FUND
                          COLUMBIA DAILY INCOME COMPANY
                       COLUMBIA OREGON MUNICIPAL BOND FUND

              SUPPLEMENT TO THE PROSPECTUSES DATED JANUARY 1, 2005

1. Effective May 2, 2005, the paragraph "Distribution Options" under the heading "OTHER INFORMATION ABOUT YOUR ACCOUNT" will be revised in its entirety as follows:

Distribution Options The Fund declares any dividends daily and pays them monthly, and declares and pays any capital gains (including short-term capital gains) at least annually. Shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. You can choose one of the options listed in the table below for these distributions when you open your account. To change your distribution option, call 1-800-345-6611.


SUP-47/85909-0405                                                    May 2, 2005